UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT: April 21, 2007

(Date of earliest event reported)

THE STANDARD REGISTER COMPANY

(Exact name of Registrant as specified in its charter)

OHIO 0-01097	31-0455440
(State or other jurisdiction of (Commission File No.)	(I.R.S. Employer
Incorporation or organization)	Identification No.)

600 ALBANY STREET, DAYTON OHIO	45408
(Address of principal executive offices)	(Zip Code)

(937) 443-1000
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 21, 2007, The Standard Register Company (the “Company”) and Exped LLC, a subsidiary of DoubleDay Acquisitions II, LLC, a Dayton-based investment firm, signed an Asset Purchase Agreement (the “Agreement”) and consummated the sale of the Company’s  Digital Solutions business unit, including certain inventory, equipment, prepaid assets, and intellectual property for $2.5 million in cash and the assumption of certain liabilities.  The transaction is expected to result in a net gain of approximately $1.0 million that will be recorded in the second quarter of 2007 results of operations.

The Company and Exped LLC had no prior material relationship with one another other than through the Agreement set forth above.  As part of the Agreement, the Company has agreed not to compete in the digital pen and paper business for a period of four years except in certain limited circumstances.  The Company will continue to supply digital paper products to Exped LLC and operate as a sales channel for Exped’s digital pen and paper products and solutions.  The Company does not expect revenue from these agreements to be significant.

A copy of the Agreement is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

On April 23, 2007 the Company issued a press release announcing the signing of the Agreement and the consummation of the sale by Standard Register of its Digital Solutions business unit to Exped LLC.  A copy of this press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)

Unaudited Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements give effect to the closing of the transaction contemplated by the Agreement.  The unaudited pro forma condensed consolidated balance sheet of the Company as of December 31, 2006 has been prepared as if the Company’s sale had been consummated on December 31, 2006.  The unaudited pro forma condensed consolidated statement of income of the Company for the year ended December 31, 2006 is presented as if the sale pursuant to the Agreement occurred on January 1, 2006 and the effect was carried forward through December 31, 2006.

The unaudited pro forma condensed consolidated financial statements presented below are based upon available information and certain assumptions considered reasonable by management.  The unaudited pro forma condensed consolidated financial statements may be subject to adjustment based on the actual carrying value of net assets sold at the date of closing, among other considerations.   The unaudited pro forma condensed consolidated financial statements do not represent what the Company’s financial position would have been assuming the completion of the Company’s sale of the Digital Solutions business unit pursuant to the Agreement had occurred on December 31, 2006, or what the Company’s results of operations would have been assuming the completion of the Company’s sale of the Digital Solutions business unit, nor do they project the Company’s financial position or results of operations at any future date or for any future period.

These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company’s annual report on Form 10-K for the year ended December 31, 2006 as filed with the Securities and Exchange Commission.

THE STANDARD REGISTER COMPANY

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2006

( Dollars in thousands)

	As	Adjustment
A S S E T S	Reported	for Disposition		Pro Forma

CURRENT ASSETS
Cash and cash equivalents	$ 488	$ 2,500	(a)	$ 2,988
Accounts and notes receivable, net	135,839			135,839
Inventories	49,242	(53)	(b)	49,189
Deferred income taxes	18,635			18,635
Prepaid expense	13,566	(489)	(b)	13,077

Total current assets	217,770	1,958		219,728

PLANT AND EQUIPMENT
Land	2,354			2,354
Buildings and improvements	65,408			65,408
Machinery and equipment	210,617			210,617
Office equipment	155,092	(370)	(b)	154,722
Construction in progress	10,297			10,297
Total	443,768	(370)		443,398
Less accumulated depreciation	325,620	(237)	(b)	325,383
Plant and equipment, net	118,148	(133)		118,015
Net assets held for sale	1,191	-		1,191
Total plant and equipment, net	119,339	(133)		119,206

OTHER ASSETS
Goodwill	6,557			6,557
Intangible assets, net	1,611			1,611
Deferred tax asset	86,710	(652)	(d)	86,058
Other	20,092			20,092
Total other assets	114,970	(652)		114,318

Total assets	$ 452,079	$ 1,173		$ 453,252

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

THE STANDARD REGISTER COMPANY

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2006

( Dollars in thousands)

	As	Adjustment
LIABILITIES AND SHAREHOLDERS' EQUITY	Reported	for Disposition		Pro Forma

CURRENT LIABILITIES
Current portion of long-term debt	$ 358			$ 358
Accounts payable	36,254			36,254
Accrued compensation	28,050			28,050
Deferred revenue	1,725			1,725
Other current liabilities	34,927	(36)	(b)	35,147
		256	(c)
Total current liabilities	101,314	220		101,534

LONG-TERM LIABILITIES
Long-term debt	41,021			41,021
Pension benefit obligation	153,953			153,953
Retiree health care obligation	20,398			20,398
Deferred compensation	17,190			17,190
Other long-term liabilities	36	(36)	(b)	-
Total long-term liabilities	232,598	(36)		232,562

SHAREHOLDERS' EQUITY
Common stock, $1.00 par value:
Authorized 101,000,000 shares
Issued 2006 - 25,845,304; 2005 - 26,032,701	25,846			25,846
Class A stock, $1.00 par value:
Authorized 9,450,000 shares
Issued - 4,725,000	4,725			4,725
Capital in excess of par value	60,321			60,321
Accumulated other comprehensive losses	(141,302)			(141,302)
Retained earnings	218,278	989	(d)	219,267
Treasury stock at cost:				-
1,949,200 and 1,923,762 shares	(49,701)			(49,701)
Total shareholders' equity	118,167	989		119,156

Total liabilities and shareholders' equity	$ 452,079	$ 1,173		$ 453,252

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

THE STANDARD REGISTER COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2006

(Dollars in thousands, except per share amounts)
	As	Adjustment
	Reported	for Disposition		Pro Forma
REVENUE
Products	$ 827,302	$ (195)	(e)	$ 827,107
Services	67,602	(418)	(e)	67,184
Total revenue	894,904	(613)		894,291
COST OF SALES
Products	546,543	(131)	(e)	546,412
Services	41,169	(44)	(e)	41,125
Total cost of sales	587,712	(175)		587,537
GROSS MARGIN	307,192	(438)		306,754
OPERATING EXPENSES
Selling, general and administrative	268,311	(4,392)	(e)	263,433
		(486)	(f)
Depreciation and amortization	28,786	(658)	(e)	28,128
Asset impairments	2,738			2,738
Restructuring charges	2,671			2,671
Total operating expenses	302,506	(5,536)		296,970
INCOME FROM CONTINUING OPERATIONS	4,686	5,098		9,784
OTHER INCOME (EXPENSE)
Interest expense	(2,285)			(2,285)
Investment and other income (expense)	228			228
Total other expense	(2,057)	-		(2,057)
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	2,629	5,098		7,727
INCOME TAX EXPENSE	2,475	2,024	(e)	4,499
NET INCOME FROM CONTINUING OPERATIONS	$ 154	$ 3,074		$ 3,228
BASIC AND DILUTED INCOME FROM CONTINUING
OPERATIONS PER SHARE	$ 0.01	$ 0.10		$ 0.11

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	28,543	28,543		28,543
Diluted	28,579	28,579		28,579
See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in Thousands)

BALANCE SHEET

(a)	To reflect $2,500 in cash proceeds in consideration for the sale of assets of Digital Solutions.

(b)	To eliminate the assets and liabilities of the disposed business that were sold or written off.

(c)	To reflect the accrual of estimated transaction costs.

(d)	To reflect the estimated after-tax gain on sale of net assets of Digital Solutions.

STATEMENT OF INCOME

(e)	To reflect the adjustment required to eliminate the results of operations of Digital Solutions for the period indicated.

(f)	To remove executive shared-based compensation recorded by the Parent Company.

The unaudited pro forma condensed consolidated statements of income for the twelve months ended December 31, 2006 do not reflect the estimated gain of  $989 on the sale of Digital Solutions that will be recorded in the second quarter 2007 results of operations

The following exhibits are filed with this Current Report on Form 8-K:

(d)	Exhibits.

Exhibit No.	Description
99.1	Asset Purchase Agreement dated April 21, 2007 between The Standard Register Company and Exped LLC.
99.2	Press Release, dated April 23, 2007
99.3	Transition Services Agreement dated April 21, 2007 between The Standard Register Company and Exped LLC.
99.4	Print Services Agreement dated April 21, 2007 between The Standard Register Company and Exped LLC.
99.5	Unique Pattern Print Assistance Agreement dated April 21, 2007 between The Standard Register Company and Exped LLC.
99.6	Channel Partner and Referral Agreement dated April 21, 2007 between The Standard Register Company and Exped LLC.
99.7	Assignment and Assumption Agreement dated April 21, 2007 between The Standard Register Company and Exped LLC.
99.8	General Assignment and Bill of Sale dated April 21, 2007 between The Standard Register Company and Exped LLC.
99.9	Assignment of Intellectual Property dated April 21, 2007 between The Standard Register Company and Exped LLC.
99.10	Assignment of Copyrights dated April 21, 2007 between The Standard Register Company and Exped LLC.
99.11	Domain Names and Website Assignment dated April 21, 2007 between The Standard Register Company and Exped LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT

THE STANDARD REGISTER COMPANY

Date:  April 26, 2007

/s/ KATHRYN A. LAMME

By:       Kathryn A. Lamme

Senior Vice President, General Counsel &

Secretary